SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2007

THE NATIONAL SECURITY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-18649	63-1020300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

661 East Davis Street
Elba, Alabama 36323		36323
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(334) 897-2273

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On February 23, 2007, The National Security Group, Inc. issued a press release announcing the affirmation of subsidiary ratings by A.M. Best. A copy of this press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description of Document

99.1	Press release, dated February 23, 2007, issued by The National Security Group, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The National Security Group, Inc.

Dated: February 23, 2007	By: /s/ Brian R. McLeod
Brian R. McLeod Chief Financial Officer

The National Security Group, Inc.	EXHIBIT 99.1

661 East Davis Street

Post Office Box 703

Elba, Alabama 36323

PRESS RELEASE

FOR IMMEDIATE RELEASE

For Additional Information: Contact Brian R. McLeod – Chief Financial Officer @ (334) 897-2273 Ext. 241.

THE NATIONAL SECURITY GROUP, INC.

A.M. BEST Affirms Financial Strength Ratings of Insurance Subsidiaries

ELBA, ALABAMA (February 23, 2007)... Today, The National Security Group, Inc. announced that A.M. Best Co. affirmed the financial strength rating (FSR) of B++ (Good) and the issuer credit rating (ICR) of “bbb” of National Security Fire and Casualty Company (NSFC) as well as the FSR of B+ (Good) and ICR of “bbb-” of its wholly-owned subsidiary, Omega One Insurance Company, Inc. (Omega One). Concurrently, A.M. Best affirmed the FSR of B (Fair) and assigned an ICR of “bb” to National Security Insurance Company. A.M. Best also affirmed the ICR of “bb” of The National Security Group, Inc.

In today’s announcement, A.M. Best stated, “The outlook for all ratings is stable...The ratings of National Security reflect its adequate risk-adjusted capitalization and well-established niche position as a provider of dwelling/fire coverage in the Southeast. However, somewhat offsetting these positive rating factors is the group’s geographic and product concentration in the Gulf Coast states, which subjects National Security’s earnings and surplus to weather-related catastrophes. The ratings of Omega One acknowledge its low underwriting leverage and favorable operating performance. Partially offsetting these positive rating factors is the company’s geographic concentration that leaves it susceptible to severe weather-related losses, as well as competitive and regulatory pressures. The ratings of National Security Insurance Company recognize the recent decline in its capital and surplus, fluctuating operating results and limited geographic profile. Partially offsetting these positive attributes are the company’s adequate level of risk-adjusted capitalization, recent—albeit modest—growth of new premium and improved level of persistency on its ordinary life line.”

With its home office in Elba, Alabama, The National Security Group, Inc. is an insurance holding company. Company shares are traded on the NASDAQ Global Market under the symbol NSEC.